Exhibit 4.1

CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 004446 10 0

THIS CERTIFIES THAT is the owner of

SPECIMEN

full-paid and non-assessable shares of the par value of One Cent ($.01) each of the COMMON STOCK of

ACETO CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized upon surrender of this Certificate, properly endorsed.

This Certificate and the shares represented hereby are issued and shall be held subject all of the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereof, copies of which are on the file at the office of the Corporation. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrant.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(Brooklyn, NY)

BY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

Dated:

PRESIDENT

TREASURER

ACETO CORPORATION CORPORATE SEAL 1947 NEWYORK

©SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1DE0

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right under Uniform Gifts to Minors of survivorship and not as tenants

Act

in common (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.